SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported), September 24, 2003

COGNOS INCORPORATED
(Exact name of registrant as specified in its charter)

Canada

____________________________________________________________
(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive
P.O. Box 9707, Station T
Ottawa, Ontario, Canada
K1G 4K9

____________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

____________________________________________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.    Disclosure of Results of Operations and Financial Condition

On September 24, 2003 the Corporation issued a press release announcing its financial results for the three and six months ended August 31, 2003. The text of the press release is included as Exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED
(Registrant)

Dated: September 24, 2003	By: /s/ Tom Manley
Tom Manley
Senior Vice President, Finance &
Administration and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 24, 2003

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